SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                         _________________

                            FORM 8-K
                         _________________


                          Current Report

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 30, 1997



                   BUTLER NATIONAL CORPORATION
     (Exact name of Registrant as specified in its charter)


    Delaware                   0-1678                     41-0834293
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



             1546 East Spruce Road, Olathe, Kansas  66061
            (Address of Principal Executive Office)Zip Code)

Registrant's telephone number, including area code:  (913) 780-9595

Former Name, former address and former fiscal year if changed since last report:

Not Applicable






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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

          On November 30, 1997, the Company issued 127,569 shares of common stock, $.01 par value, for the convertible debenture in the amount of $100,000. The shares were issued to an accredited investor. The transaction was executed in reliance upon the exemption from registration afforded by Regulation S as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

Signatures


Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Butler National Corporation
(Registrant)

November 30, 1997         /S/CLARK D. STEWART
(Date)                    Clark D. Stewart, President
                          and Chief Executive Officer


November 30, 1997        /S/EDWARD J. MATUKEWICZ
(Date)                   Edward J. Matukewicz, Treasurer
                         and Chief Financial Officer